Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
(11)	Taxes

As discussed in Note 13 Income Taxes of the Company’s Annual Report, the Company has a valuation allowance against the full amount of its net deferred tax assets. The Company currently provides a valuation allowance against deferred tax assets when it is more likely than not that some portion or all of its deferred tax assets will not be realized. The Company has not recognized any unrecognized tax benefits in its balance sheet.

The Company is subject to income tax in the U.S., as well as various state and international jurisdictions. During the third quarter of 2015, the Internal Revenue Service commenced an examination of the Company’s federal income tax return for the year ended December 31, 2013. The examination was completed in the third quarter of 2017 and no changes were made to the reported amounts. Accordingly, there was no effect on the financial statements as a result of the examination. The Company has not been audited by the international tax authorities or any states in connection with income taxes. The Company’s New York State tax returns have been subject to annual desk reviews which have resulted in insignificant adjustments to the related franchise tax liabilities and credits. The Company’s tax years generally remain open to examination for all federal, state and foreign tax matters until its net operating loss carryforwards are utilized and the applicable statutes of limitation have expired. The federal and state tax authorities can generally reduce a net operating loss (but not create taxable income) for a period outside the statute of limitations in order to determine the correct amount of net operating loss which may be allowed as a deduction against income for a period within the statute of limitations.

(13)	Income Taxes

There is no income tax provision for the years ended December 31, 2016 and 2015. Income before income taxes consists of:

	Year Ended December 31,
(in thousands)	2016	2015
Domestic	$(13,930)	$(11,276)
Foreign	(4,040)	(3,428)

Income before taxes	$(17,970)	$(14,704)

The provision for income taxes differs from the amount computed by applying the statutory rate as follows:

	Year Ended December 31,
(in thousands)	2016	2015
Income taxes using U.S federal statutory rate	$(6,110)	$(4,999)
Loss of tax benefit of net operating loss carryforwards	68,795	—
Loss of tax benefit of state net operating loss carryforwards	13,891	—
Loss of tax benefit of tax credit carryforwards	4,023	—
Amortization of gain on IP migration	767	767
State income taxes, net of federal benefit	(2,576)	380
Foreign rate differential	1,141	920
Valuation allowance	(75,407)	2,649
Derivative charge	(4,345)	(192)
Stock option exercises and cancellations	53	674
Research and development costs	(250)	(199)
Other	18	—

	$—	$—

Significant components of the Company’s deferred tax assets are as follows:

(in thousands)	December 31, 2016	December 31, 2015
Deferred tax assets:
Employee compensation accruals	$1,386	$1,279
Accrued liabilities	343	633
Research tax credits	22	3,796
Other	55	66
Net operating losses	6,194	77,906

Total deferred tax assets	$8,000	$83,680

Deferred tax liabilities:
Beneficial conversion feature	906	—

Total deferred tax liabilities	$906	$—

Valuation allowance	7,094	83,680

Net deferred tax assets	$—	$—

As of December 31, 2016 and 2015, the Company had net operating loss carryforwards for U.S. federal income tax purposes of approximately $209.3 million and $184.5 million, respectively. A significant portion of the federal amount, $201.0 million, is subject to an annual limitation of approximately $72,500 as a result of a change in the Company’s ownership in May 2003 and November 2016, as defined by Federal Internal Revenue Code Section 382 and the related income tax regulations. As a result of the limitations caused by the May 2003 and November 2016 ownership changes, approximately $205.7 million of the total net operating loss carryforwards is expected to expire unutilized and will be unavailable to offset future federal taxable income. Approximately $3.6 million of net operating loss carryforwards remains available to offset future federal taxable income which will expire between 2018 and 2036. In addition, the Company’s state net operating losses are also subject to annual limitations that generally follow the federal Section 382 provisions, adjusted for each state’s respective income apportionment percentages. As of December 31, 2016 and 2015, the Company had net operating loss carryforwards for state and city income tax purposes between approximately $27.3 million and $153.0 million and between approximately $27.3 million and $109.7, respectively, which expire through 2036. As a result of the 382 limitations, approximately $150.2 million and $130.5 million of New York State and New York City net operating losses are expected to expire unutilized and will be unavailable to offset future taxable income. Approximately $2.8 million and $2.7 million of net operating loss carryforwards, respectively, will be available to offset future state and city taxable income. As of December 31, 2016 and 2015, the Company had a net operating loss carryforward for foreign income tax purposes of $21.1 million and $22.1 million, respectively, which have indefinite carryforward periods. As of December 31, 2016 and 2015, the Company had federal research and development tax credit carryforwards of approximately $4.0 million and $3.8 million, respectively, which expire through 2036. As a result of the section 382 limitation, the entire tax credit carryforward is expected to expire unutilized.

The Company has a tax benefit of approximately $1.0 million related to the exercise of non-qualified stock options. As a result of the adoption of ASU 2016-09, the $1.0 million tax benefit was recognized as a cumulative adjustment to retained earnings, offset by a $1 million valuation allowance against retained earnings.

Management has established a 100% valuation allowance against the deferred tax assets as management does not believe it is more likely than not that these assets will be realized. The Company’s valuation allowance decreased by approximately $76.6 million and increased by approximately $2.6 million in 2016 and 2015, respectively. The primary reason for the significant decrease in the valuation allowance during the current year is due to the reduction of recognizable deferred tax assets related net operating loss and credit carryforwards resulting from the Sec. 382 ownership change. The change in valuation allowance is as follows:

(in thousands)	December 31, 2016	December 31, 2015
Beginning balance	$83,680	$81,223
Charged to costs and expenses	(75,407)	2,649
Charged to additional paid-in capital	(1,854)	—
Charged to retained earnings	1,010	—
Charged to other comprehensive income	(335)	(192)

Ending balance	$7,094	$83,680

The Company complies with the provisions of ASC 740-10 in accounting for its uncertain tax positions. ASC 740-10 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under ASC 740-10, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely that not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The Company has determined that the Company has no significant uncertain tax positions requiring recognition under ASC 740-10.

The Company is subject to income tax in the U.S., as well as various state and international jurisdictions. The Company is currently under examination by the Internal Revenue Service for the period ending December 31, 2013. The examination commenced in the third quarter of 2015 and as of December 31, 2016, there have been no adjustments proposed. The Company has not recorded an uncertain tax position and therefore a table of unrecognized tax benefits has not been presented, and no interest or penalties have been accrued as of December 31, 2016. The Company’s total amount of unrecognized tax benefits could increase within the next twelve months as a result of the exam. However, the effect of the outcome cannot be reasonably estimated as the IRS examination is ongoing. The Company has not been audited by any state tax authorities in connection with income taxes. The Company has not been audited by international tax authorities or any states in connection with income taxes. The Company’s New York State tax returns have been subject to annual desk reviews which have resulted in insignificant adjustments to the related franchise tax liabilities and credits. The Company is no longer subject to federal and state examination for tax years ending prior to December 31, 2013; tax years ending December 31, 2013 through December 31, 2016 remain open to examination. However, the Company’s tax years December 31, 1998 through December 31, 2016 generally remain open to adjustment for all federal, state and foreign tax matters until its net operating loss and tax credit carryforwards are utilized or expire prior to utilization, and the applicable statutes of limitation have expired in the utilization year. The federal and state tax authorities can generally reduce a net operating loss (but not create taxable income) for a period outside the statute of limitations in order to determine the correct amount of net operating loss which may be allowed as a deduction against income for a period within the statute of limitations.

Delcath recognizes interest accrued related to unrecognized tax benefits and penalties, if incurred, as a component of income tax expense.